UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 09, 2024

American Outdoor Brands, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39366	84-4630928
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 North Route Z, Suite A
Columbia, Missouri		65202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 338-9585

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per Share	AOUT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 9, 2024, our Board of Directors, or the Board, approved the adoption of our Third Amended and Restated Bylaws, or the Amended Bylaws, effective as of April 9, 2024, which amend and restate our Amended and Restated Bylaws to enact:

•
Amendments reflecting recent changes to the General Corporation Law of the State of Delaware, or the DGCL, including, without limitation, to:
o
Clarify certain matters relating to adjournment of meetings of stockholders held by remote communications;
o
Clarify when shares of the Company’s capital stock held by another entity may not be voted or counted for quorum purposes pursuant to Section 160 of the DGCL;
o
Eliminate the requirement that the stock list be made available at a meeting of the Company’s stockholders as permitted by Section 219 of the DGCL;
o
Clarify that the Company’s stockholders, where permitted to act by consent without a meeting by the Company’s certificate of incorporation, may consent by "electronic transmission"; and
o
Simplify the determination of the record date for identifying Company stockholders entitled to notice of stockholder action by consent without a meeting (where permitted by the Company’s certificate of incorporation).
•
Amendments reflecting the recently adopted Universal Proxy Rules, including, without limitation, to:
o
Require a stockholder’s nominee for election as director to provide his or her written consent to being named in any proxy statement as a nominee; and
o
Clarify that a Company stockholder making a nomination of an individual for election to the Company’s Board of Directors (a "stockholder nomination") or proposing business to be conducted at an annual meeting of stockholders (a "stockholder business proposal") in accordance with the Company’s advance notice bylaws must comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including the Universal Proxy Rules (as applicable); failure to so comply will result in such stockholder’s stockholder nomination or business proposed being disregarded.
•
Amendments to the advance notice provisions to reflect the recently adopted Beneficial Ownership Rule, including to eliminate reference to "Item 6" of Schedule 13D of the Exchange Act and to eliminate references to "acting in concert."
•
Amendments limiting the disclosure required to be provided by a Company stockholder making a stockholder nomination or bringing a stockholder business proposal as follows:
o
With respect to agreements between the stockholder, on the one hand, and its affiliates and associates, on the other hand, to those presently existing or existing during the 24 months prior to the stockholder’s notice of the nomination or business proposal; and
o
With respect to any equity or pecuniary interests of the stockholder and its affiliates and associates in a competitor of the Company, to a "Principal Competitor" – newly defined as a competitor in any material line of business of the Company (as determined by the Company’s Chief Executive Officer).

The foregoing description of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached as Exhibit 3.2(a) to this Current Report on Form 8-K, and is incorporated in this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit
Number	Description
3.2(a)	Third Amended and Restated Bylaws of American Outdoor Brands, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN OUTDOOR BRANDS, INC.

Date:	April 12, 2024	By:	/s/ H. Andrew Fulmer
H. Andrew Fulmer Executive Vice President, Chief Financial Officer, and Treasurer